UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PRIMO WATER CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Press Release
PRIMO WATER DECLARES SPECIAL DIVIDEND

TAMPA, FL. and STAMFORD, CT., October 15, 2024 – Primo Water Corporation (NYSE: PRMW) (TSX: PRMW) (“Primo Water”) today announced that its Board of Directors declared a special dividend of US$0.82 per share on its common shares, payable in cash on November 21, 2024 to shareowners of record at the close of business on November 5, 2024, in connection with the previously announced all-stock combination (“Transaction”) of Primo Water and BlueTriton Brands, Inc. (“BlueTriton”).

Additional information related to the Transaction can also be found on the investor relations section of our website: https://primowatercorp.com/investors/merger.

ABOUT PRIMO WATER CORPORATION

Primo Water is a leading North America-focused pure-play water solutions provider that operates largely under a recurring revenue model in the large format water category (defined as 3 gallons or greater). This business strategy is commonly referred to as “razor-razorblade” because the initial sale of a product creates a base of users who frequently purchase complementary consumable products. The razor in Primo Water‘s revenue model is its industry leading line-up of innovative water dispensers, which are sold through approximately 11,350 retail locations and online at various price points. The dispensers help increase household and business penetration which drives recurring purchases of Primo Water‘s razorblade offering or water solutions. Primo Water‘s razorblade offering is comprised of Water Direct, Water Exchange, and Water Refill. Through its Water Direct business, Primo Water delivers sustainable hydration solutions direct to customers, whether at home or to businesses. Through its Water Exchange business, customers visit retail locations and purchase a pre-filled bottle of water. Once consumed, empty bottles are exchanged at our recycling center displays, which provide a ticket that offers a discount toward the purchase of a new bottle. Water Exchange is available in approximately 17,950 retail locations. Through its Water Refill business, customers refill empty bottles at approximately 23,500 self-service refill drinking water stations. Primo Water also offers water filtration units across North America.

Primo Water‘s water solutions expand consumer access to purified, spring, and mineral water to promote a healthier, more sustainable lifestyle while simultaneously reducing plastic waste and pollution. Primo Water is committed to its water stewardship standards and is proud to partner with the International Bottled Water Association (IBWA) in North America which ensures strict adherence to safety, quality, sanitation and regulatory standards for the benefit of consumer protection.

Press Release
Primo Water is headquartered in Tampa, Florida (USA). For more information, visit www.primowatercorp.com.

ABOUT BLUETRITON

BlueTriton Brands, Inc. is a water and beverage company in North America that produces and distributes a portfolio of brands of spring water, purified water, and other beverages, which include Poland Spring®, Deer Park®, Ozarka®, Ice Mountain®, Zephyrhills®, Arrowhead®, Origin™, Saratoga®, AC+ION®, Pure Life®, B'EAU®, and Splash Refresher™.

BlueTriton also owns and operates ReadyRefresh®, a reuse and refill platform for home and office beverage delivery in the United States, providing access to a broad portfolio of water and beverage products, the majority of which are sold in reusable, multi-serve bottles. As one of the leaders in home delivery and reusable packaging, the company strives to save customers time by conveniently and more sustainably delivering products to their door. ReadyRefresh is proud of its role in helping reduce waste by delivering healthy hydration to our neighbors, businesses, and communities in 3- and 5-gallon reusable bottles, which are collected, sanitized, and refilled.

Headquartered in Stamford, Connecticut, BlueTriton is a privately held company with operations and distribution primarily in the United States and Canada, employing more than 7,000 employees. BlueTriton manages water resources for long-term sustainability and helps protect more than 20,000 acres of watershed area owned by the company from harm and destruction. The company owns, leases or has rights to collect water from more than 50 active spring sites and has 30 production facilities across North America, with some verified to the Alliance for Water Stewardship ("AWS") Standard. BlueTriton is a Water Champion with The Water Council and has committed to be verified under their WAVE program.

Press Release
Cautionary Note Regarding Forward-Looking Information
This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities legislation, including Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934 conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as "may," "will," "would," "should," "could," "expect," "aim," "anticipate," "believe," "estimate," "intend," "plan," "predict," "project," "seek," "potential," "opportunities," and other similar expressions and the negatives of such expressions.  However, not all forward-looking statements contain these words. The forward-looking statements contained in this press release include, but are not limited to, statements regarding the planned dividend and the Transaction, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the management information circular and proxy statement on Schedule 14A discussed below and other documents filed by Primo Water from time to time with the U.S. Securities and Exchange Commission (“SEC”) and applicable Canadian securities regulatory authorities. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Primo Water and BlueTriton do not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.

Additional Information and Where to Find It
This press release relates to the proposed Transaction between Primo Water and BlueTriton. In connection with the Transaction, on October 7, 2024, Primo Water filed a definitive management information circular and proxy statement on Schedule 14A (the “Proxy Statement”) containing important information about the Transaction and related matters. Additionally, Primo Water has and will continue to file other relevant materials in connection with the Transaction with applicable securities regulatory authorities. Investors and security holders of Primo Water are urged to carefully read the entire Proxy Statement (including any amendments or supplements to such documents) and any other relevant materials filed with the SEC and applicable Canadian regulatory authorities when they become available before making any voting decision with respect to the Transaction because they will contain important information about the Transaction and the parties to the Transaction. The Primo Water Proxy Statement has been mailed to Primo Water shareholders and is accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water are able to obtain a free copy of the Proxy Statement, as well as other relevant filings containing information about Primo Water and the Transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (www.primowatercorp.com/investors/).

Press Release
Participants In Solicitation
Primo Water and BlueTriton and their respective directors, executive officers and other members of management and certain employees may be deemed to be participants in the solicitation of proxies from Primo Water shareholders in connection with the Transaction. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Proxy Statement under the heading “Description of the Transaction — Interests of the Company’s Directors and Management in the Transaction.”  To the extent such person's ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Primo Water shareholders in connection with the Transaction is set forth in the Proxy Statement . Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the Transaction, by security holdings or otherwise, are or will be contained in Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction. Copies of these documents may be obtained, free of charge, from the SEC or Primo Water as described in the preceding paragraph.

Website: www.primowatercorp.com

CONTACTS:

Primo Water
Investor Relations:
Jon Kathol
Vice President, Investor Relations
(813) 544-8515
investorrelations@primowater.com

BlueTriton Brands
Carrie Ratner
Chief Communications Officer
Carrie.ratner@bluetriton.com

1401-5918-1839